UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 21, 2004

NB&T FINANCIAL GROUP, INC.

(Exact name of registrant as specified in its charter)

OHIO	0-23134	31-1004998
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

48 N. South Street, Wilmington, Ohio	45177
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code

(937) 382-1441

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition.

On October 21, 2004, NB&T Financial Group, Inc., issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is included herein as Exhibit 99.1.

ITEM 7.01. Regulation FD Disclosure.

On October 21, 2004, NB&T Financial Group, Inc., issued a press release announcing its financial results for the third quarter ended September 30, 2004. A copy of the press release is included herein as Exhibit 99.1.

ITEM 9.01. Financial Statements and Exhibits.

(c) Exhibits:

Exhibit 99.1	NB&T Financial Group, Inc. press release dated October 21, 2004, announcing financial results for the third quarter ended September 30, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NB&T Financial Group, Inc.

By:	/s/ Craig F. Fortin
Craig F. Fortin
Senior Vice President,
Chief Financial Officer

Date: October 21, 2004